DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

PC TapeCrack

                                                                      fico
                                                                      ----

                                                                                               Master &    Sched
                                             % of      Gross    Gross    Gross      Gross      Sub Serv     Rem     Rem   Orig
              Count          Balance       Balance      Rate   Margin   Lifecap   Lifefloor      Fees       Term   Amort  Term
------------------------------------------------------------------------------------------------------------------------------
 493 - 500        2          161,678.62     0.02      8.8483   7.0000   15.4900      8.9900      0.5050     359     359   360
 501 - 510       33        6,545,388.07     0.93      8.1185   7.1440   14.6448      8.1448      0.5050     359     413   360
 511 - 520       32        7,324,692.23     1.04      8.4827   6.9808   14.9901      8.4795      0.5050     359     390   360
 521 - 530       27        5,632,934.86     0.80      8.0434   7.0465   14.4583      7.9478      0.5050     359     408   360
 531 - 540       21        4,014,590.49     0.57      7.7468   6.4871   14.2029      7.6896      0.5050     357     366   358
 541 - 550       25        4,584,594.54     0.65      7.9552   6.8609   14.4587      7.9437      0.5050     359     386   360
 551 - 560       45        8,473,647.28     1.20      7.7205   6.7709   14.2326      7.7326      0.5050     359     402   360
 561 - 570       55       11,616,268.16     1.64      7.4234   6.8085   13.9176      7.4176      0.5050     359     404   360
 571 - 580       78       18,256,182.74     2.58      7.4680   6.6451   13.9161      7.4161      0.5050     356     400   357
 581 - 590      160       23,201,017.15     3.28      7.0829   6.2440   13.2963      6.7963      0.5050     346     398   347
 591 - 600      177       30,958,925.19     4.38      7.1165   6.2690   13.2634      6.8000      0.5050     345     392   346
 601 - 610      256       44,972,005.76     6.36      7.3084   6.5111   13.4241      6.9241      0.5050     341     389   342
 611 - 620      289       48,879,083.06     6.91      7.2505   6.5727   13.3389      6.8365      0.5050     338     387   340
 621 - 630      244       47,086,962.76     6.66      6.9971   6.2585   13.1173      6.6192      0.5050     341     400   342
 631 - 640      266       50,391,124.17     7.13      7.1666   6.3927   13.2930      6.7916      0.5050     339     389   340
 641 - 650      278       55,260,967.05     7.82      7.0077   6.1320   13.0350      6.5317      0.5050     337     396   338
 651 - 660      260       51,258,558.78     7.25      7.0803   6.2730   13.0724      6.5724      0.5050     334     390   335
 661 - 670      269       57,753,040.24     8.17      6.9205   6.2319   13.0236      6.5208      0.5050     341     383   342
 671 - 680      209       43,441,677.94     6.14      6.9475   6.2636   13.0388      6.5323      0.5050     336     384   337
 681 - 690      177       35,809,318.01     5.06      6.8379   6.1129   12.9358      6.4358      0.5050     338     387   339
 691 - 700      146       28,507,123.31     4.03      7.0704   6.2507   13.1030      6.5939      0.5050     332     381   333
 701 - 710      136       28,056,681.57     3.97      6.8595   6.1650   12.8974      6.4356      0.5050     333     379   334
 711 - 720       78       14,846,073.31     2.10      6.7243   6.0286   12.7907      6.2970      0.5050     338     376   340
 721 - 730       91       17,231,357.60     2.44      6.9307   6.2330   13.0096      6.5096      0.5050     332     383   333
 731 - 740       84       17,781,267.14     2.51      6.7054   6.2663   12.8546      6.3546      0.5050     337     374   338
 741 - 750       77       15,663,613.42     2.22      6.7850   6.1495   12.9167      6.4167      0.5050     334     381   336
 751 - 760       46        8,354,105.70     1.18      7.3375   6.4246   13.5578      7.0578      0.5050     336     387   337
 761 - 770       31        8,820,282.14     1.25      6.9439   6.3135   13.3049      6.8049      0.5050     338     378   339
 771 - 780       22        3,895,614.17     0.55      6.9744   6.1401   13.0755      6.5755      0.5050     328     363   329
 781 - 790       22        4,857,861.13     0.69      6.8696   6.5751   12.9895      6.4895      0.5050     333     375   334
 791 - 800       11        1,909,919.39     0.27      6.6577   6.3323   12.9649      6.4649      0.5050     343     388   344
 801 - 810        5          738,054.29     0.10      6.5649   5.8989   12.6310      6.1310      0.5050     328     391   329
 811 - 820        4          819,557.55     0.12      6.9746   6.5445   13.2500      6.7500      0.5050     338     359   339
------------------------------------------------------------------------------------------------------------------------------
TOTAL         3,656      707,104,167.82   100.00      7.0959   6.3405   13.2445      6.7459      0.5050     340     389   341

                                Month
            Initial Periodic   to Next  Provided  Known
              Cap      Cap       Adj      LTV     FICOs   Avg Balance LTV>80w/MI
--------------------------------------------------------------------------------
 493 - 500  3.0000    1.0000       23     80.00    500     80,839.31
 501 - 510  3.0000    1.0000       23     72.74    506    198,345.09
 511 - 520  2.8231    1.0213       23     76.17    514    228,896.63
 521 - 530  2.9029    1.0210       23     76.58    526    208,627.22
 531 - 540  3.0000    1.0265       23     73.24    537    191,170.98
 541 - 550  3.0000    1.0760       24     75.55    546    183,383.78
 551 - 560  2.9539    1.0000       24     81.34    555    188,303.27
 561 - 570  2.9875    1.0000       24     79.88    566    211,204.88
 571 - 580  2.9670    1.0000       24     78.58    576    234,053.62
 581 - 590  2.9690    1.0000       23     80.70    586    145,006.36
 591 - 600  2.9094    1.0000       23     80.64    596    174,909.18
 601 - 610  2.9947    1.0000       24     82.89    605    175,671.90
 611 - 620  2.9904    1.0000       24     81.81    615    169,131.78
 621 - 630  2.9579    1.0126       24     81.27    625    192,979.36
 631 - 640  2.9849    1.0069       24     82.15    635    189,440.32
 641 - 650  3.0401    1.0000       25     82.79    645    198,780.46
 651 - 660  2.9923    1.0000       25     83.39    656    197,148.30
 661 - 670  3.0349    1.0056       25     82.78    666    214,695.32
 671 - 680  3.0657    1.0065       26     84.06    676    207,854.92
 681 - 690  3.0430    1.0000       25     82.14    685    202,312.53
 691 - 700  2.9634    1.0091       24     83.63    696    195,254.27
 701 - 710  3.0169    1.0000       26     83.34    705    206,299.13
 711 - 720  3.0868    1.0000       25     83.30    716    190,334.27
 721 - 730  3.1223    1.0000       26     82.37    725    189,355.58
 731 - 740  3.1000    1.0000       27     82.86    736    211,681.75
 741 - 750  3.3153    1.0000       28     81.68    746    203,423.55
 751 - 760  3.0000    1.0000       23     85.48    755    181,610.99
 761 - 770  3.0000    1.0000       27     81.13    766    284,525.23
 771 - 780  3.0000    1.0000       23     82.68    776    177,073.37
 781 - 790  3.5051    1.0000       33     83.94    785    220,811.87
 791 - 800  3.0000    1.0000       25     84.40    796    173,629.04
 801 - 810  3.0000    1.0000       23     83.48    802    147,610.86
 811 - 820  3.0000    1.0000       23     74.51    815    204,889.39
--------------------------------------------------------------------------------
TOTAL       3.0133    1.0037       25     82.07    649    193,409.24

Portfolio->rfcarm